UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

Patriot Coal Corporation
(Exact name of registrant as specified in its charter)
Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12312 Olive Boulevard, Suite 400 St. Louis, Missouri		63141
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 275-3600
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.136-4(c))

Item 8.01 Other Events.

    On March 8, 2010, Patriot Coal Corporation (the “Company”) registered 13,101,827 shares of the Company’s common stock, par value $0.01 (the “Shares”), including associated Series A Junior Participating Preferred Stock purchase rights under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 File No. 333-165052 (the “Registration Statement”).  All of the Shares are to be offered and sold by selling stockholders, from time to time.

     The opinion and consent of Davis Polk & Wardwell LLP as to the validity of the Shares offered and sold pursuant to the Registration Statement are each filed herewith and are each incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

Exhibit 5.2	Opinion of Davis Polk & Wardwell LLP

Exhibit 23.5	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION

Dated: March 9, 2010	By:	/s/ Mark N. Schroeder
Name: Mark N. Schroeder
Title: Senior Vice President & Chief Financial Officer